UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: March 16, 2004



                           Commission File No. 0-11682

                            S & K FAMOUS BRANDS, INC.
.................................................................................
             (Exact name of registrant as specified in its charter)



           Virginia                                      54-0845694
................................             ....................................
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


     11100 West Broad Street, P. O. Box 31800, Richmond, Virginia 23294-1800
.................................................................................
                    (Address of principal executive offices)


Registrant's telephone number, including area code:        (804) 346-2500
                                                   .............................

Item 12.      Results of Operations and Financial Condition

S & K Famous Brands, Inc. (the "Company") hereby furnishes this report pursuant to Item 12 of Form 8-K:

On March 16, 2004, the Company issued a press release regarding its results of operations for the fourth quarter and year ended January 31, 2004. The information contained in the press release, which is attached hereto as Exhibit 99.1, is incorporated herein by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              S & K FAMOUS BRANDS, INC.
                                              -------------------------
                                                              (Registrant)



Date:  March 16, 2004                         /s/ Robert E. Knowles
                                              ----------------------------------
                                              Robert E. Knowles
                                              Executive Vice President,
                                              Chief Financial Officer,
                                              Secretary and Treasurer
                                              (Principal Financial Officer)



                                Index to Exhibits


Exhibit Number                       Description
--------------                       -----------
     99.1         Press Release of S&K Famous Brands, Inc., dated March 16, 2004



                                       2